Exhibit 99.1
American Reprographics Company Announces Commencement of Senior Unsecured Notes Offering
WALNUT CREEK, California (November 12, 2010) — American Reprographics Company (NYSE: ARP) (the “Company” or “ARC”) today announced that it is offering $220 million in aggregate principal amount of senior unsecured notes due 2018 (the “Notes”). The Notes will be senior unsecured obligations of the Company guaranteed by each of the Company’s current and future domestic restricted subsidiaries, subject to certain exceptions. The Company intends to use the net proceeds from the offering to repay and retire its existing senior secured credit facility, to pay swap termination costs, to pay related fees and expenses and for general corporate purposes.
The Company will make the offering pursuant to an exemption under the Securities Act of 1933, as amended (the “Securities Act”). The initial purchasers will offer the Notes only to qualified institutional buyers in reliance on Rule 144A of the Securities Act, or outside the United States to certain persons in reliance on Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under such laws or applicable exemptions from such registration requirements.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy the offered Notes, nor shall there be any sales of Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
About American Reprographics Company
American Reprographics Company is the leading reprographics company in the United States providing business-to-business document management technology and services to the architectural, engineering and construction, or AEC industries. The Company provides these services to companies in non-AEC industries, such as technology, financial services, retail, entertainment, and food and hospitality, which also require sophisticated document management services. American Reprographics Company provides its core services through its suite of reprographics technology products, a network of hundreds of locally-branded reprographics service centers across the U.S., Canada and the U.K, on-site at more than 5,000 customer locations, and through UDS, a joint-venture company headquartered in Beijing, China. The Company’s service centers are arranged in a hub and satellite structure and are digitally connected as a cohesive network, allowing the provision of services both locally and nationally to more than 138,000 active customers.

Forward-Looking Statements
This press release contains forward-looking statements that are based on current opinions, estimates and assumptions of management regarding future events and the future financial performance of the Company. Words such as “anticipates,” “projects,” “expect,” “suggests,” and similar expressions identify forward-looking statements and all statements other than statements of historical fact, including, but not limited to, any projections regarding earnings, revenues and financial performance of the Company, could be deemed forward-looking statements. We caution you that such statements are only predictions and are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Factors that could cause our actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to, the current economic downturn, general economic conditions and downturn in the architectural, engineering and construction industries specifically; our ability to streamline operations and reduce and/or manage costs; competition in our industry and innovation by our competitors; our failure to anticipate and adapt to future changes in our industry; our failure to take advantage of market opportunities and/or to complete acquisitions; our failure to manage acquisitions, including our inability to integrate and merge the business operations of the acquired companies or failure to retain key personnel and customers of acquired companies; our dependence on certain key vendors for equipment, maintenance services and supplies; damage or disruption to our facilities, our technology centers, our vendors or a majority of our customers; and our failure to continue to develop and introduce new products and services successfully. The foregoing list of risks and uncertainties is illustrative but is by no means exhaustive. For more information on factors that may affect our future performance, please review our periodic filings with the U.S. Securities and Exchange Commission, and specifically the risk factors set forth in our most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts:
David Stickney	Joseph Villalta
American Reprographics Company	The Ruth Group
Phone: 925-949-5100	Phone: 646-536-7003